File Nos. 333-21821, 811-08055

    As filed with the Securities and Exchange Commission on August ^ 25, 1997


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


           Registration Statement Under the Securities Act of 1933 [ ]
                       Pre-Effective Amendment No. ^ 2 [X]

                        Post-Effective Amendment No. [ ]
                                       and

       Registration Statement Under the Investment Company Act of 1940 [ ]
                              Amendment No. ^ 2 [X]


                        (Check appropriate box or boxes.)
                       -----------------------------------

                             TIAA-CREF Mutual Funds
                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
             (Registrant's Exact Name, Address and Telephone Number)

                             Peter C. Clapman, Esq.
                             TIAA-CREF Mutual Funds
                                730 Third Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Steven B. Boehm, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                  Approximate Date of Proposed Public Offering:
    As soon as practicable after effectiveness of the Registration Statement.
                  --------------------------------------------

      Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the
           Registrant declares that an indefinite amount of securities is being registered under the Securities Act of 1933.
                   -------------------------------------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration
        Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.

                              Cross Reference Sheet
            Pursuant to Rule 481(a) under the Securities Act of 1933

              Showing Location of Information Required by Form N-1A
                 in Part A (Prospectus) and Part B (Statement of
              Additional Information) of the Registration Statement


    -------------------------------------------------------------------------

                                                                              Caption(s) in the Statement
     Item of Form N-1A              Caption(s) in the Prospectus               of Additional Information
     -----------------              ----------------------------               -------------------------

              Part A: Information Required in a Prospectus

1.   Cover Page                     Cover page

2.   Synopsis                       Expense Information

3.   Condensed Financial            N/A
     Information

4.   General Description of         The TIAA-CREF Mutual Funds
     Registrant

5.   Management of the              Management of TCMF and
     Fund                           Investment Advisory
                                    Arrangements

5A.  Management's                   N/A
     Discussion of Fund
     Performance

6.   Capital Stock and                                                       About TCMF and the Shares
     Other Securities

7.   Purchase of Securities         How to Buy Shares
     Being Offered

8.   Redemption or                  How to Redeem Shares
     Repurchase

9.   Pending Legal                  General Matters - Legal
     Proceedings                    Proceedings



                        Part B:  Information Required in a Statement of Additional Information

10.  Cover Page                                                              Cover Page

11.  Table of Contents                                                       Table of Contents

12.  General Information                                                     N/A
     and History



                                                                              Caption(s) in the Statement
     Item of Form N-1A              Caption(s) in the Prospectus               of Additional Information
     -----------------              ----------------------------               -------------------------

13.  Investment Objectives                                                   Investment Objectives, Policies,
     and Policies                                                            and Restrictions

14.  Management of the                                                       Management of the Fund
     Fund

15.  Control Persons and                                                     Control Persons
     Principal Holders of
     Securities

16.  Investment Advisory                                                     Investment Advisory and Other
     and Other Services                                                      Services

17.  Brokerage Allocation                                                    Management of TCMF and
     and Other Practices                                                     Investment Advisory Arrangements
                                                                             - Brokerage Allocation

18.  Capital Stock and                                                       About TCMF and the Shares
     Other Securities

19.  Purchase, Redemption                                                    Purchase, Redemption and
     and Pricing of                                                          Pricing of Shares
     Securities Being
     Offered

20.  Tax Status                                                              Tax Status

21.  Underwriters                                                            Underwriters

22.  Calculation of                                                          Calculation of Performance Data
     Performance Data

23.  Financial Statements                                                    Financial Statements


                            Part C: Other Information

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this registration statement.

PROSPECTUS

Dated September 2, 1997
TIAA-CREF Mutual Funds



This prospectus contains information that you should consider before investing in the TIAA-CREF Mutual Funds. Read it carefully before investing, and keep it for future reference.


If you have any questions about the TIAA-CREF Mutual Funds or your account, please call us at 1 800 223-1200.

This prospectus describes the six investment portfolios (the funds) listed below, each of which is a separate series of the TIAA-CREF Mutual Funds.

         The International Equity Fund seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio that consists primarily of foreign equity investments.

         The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

         The Growth & Income Fund seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks.

         The Managed Allocation Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income.

         The Bond Plus Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital. In addition, we will use our expertise to invest in some securities which are less liquid and/or non-investment grade in order to attempt to improve our total return.

         The Money Market Fund seeks high current income to the extent consistent with maintaining liquidity and preserving capital. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but we can't guarantee you that we will be able to do so.

More information is on file with the Securities and Exchange Commission ("SEC") in the Statement of Additional Information ("SAI") for TIAA-CREF Mutual Funds dated September 2, 1997. You can get a copy of the SAI by calling 1 800 223-1200 or writing us c/o State Street Bank, P.O. Box 9081, Boston, Massachusetts 02266. The SAI, as supplemented from time to time, is "incorporated by reference" into this prospectus; that means it's legally part of this prospectus. The SAI, other material incorporated by reference, and other information about registrants that file Registration Statements electronically with the SEC are available through the SEC's website at http://www.sec.gov.


LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Expense Information..........................................................


The TIAA-CREF Mutual Funds...................................................
         The Equity Funds....................................................
         The International Equity Fund.......................................
                  The Growth Equity Fund.....................................
                  The Growth & Income Fund...................................
         Other Investments and Investment Techniques--Equity Funds ..........
         The Managed Allocation Fund.........................................
         The Bond Plus Fund..................................................
         The Money Market Fund...............................................



Investment Practices and Risk Considerations.................................
         Foreign Investments.................................................
         Currency Transactions...............................................
         Illiquid Securities.................................................
         Non-Investment Grade Bonds..........................................
         Repurchase Agreements...............................................
         Firm Commitment Agreements..........................................
         Investment Companies................................................
         Lending Securities .................................................
         Borrowing...........................................................
         Mortgage-Backed Securities..........................................


Net Asset Value..............................................................

Shareholder Services.........................................................
         Who can Open an Account.............................................
         Types of Accounts...................................................
         How to Buy Shares...................................................
         How to Redeem Shares................................................
         How to Exchange Shares..............................................
         Other Investor Information..........................................

TIAA-CREF Mutual Funds' Management...........................................
         The Board...........................................................
         Teachers Advisors...................................................
         Fund Managers.......................................................

Performance Information......................................................

Dividends and Distributions..................................................

Taxes........................................................................

General Matters..............................................................
         Voting Rights.......................................................
         Distributors........................................................
         Administration......................................................
         Custodial Services..................................................
         Legal Proceedings...................................................



This prospectus outlines the terms under which an investment in the TIAA-CREF Mutual Funds are available. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you shouldn't rely on them.

Expense Information

Shareholder Transaction Expenses (applicable to each investment fund)

         Maximum sales load imposed on purchases
                  (as a percentage of offering price)........................ 0%
         Maximum sales load imposed on reinvested dividends
                  (as a percentage of offering price)........................ 0%
         Deferred sales load
                  (as a percentage of original purchase price or
                  redemption proceeds, as applicable)........................ 0%
         Redemption fee
                  (as a percentage of amount redeemed, if applicable)........ 0%
         Exchange fee
                  (as a percentage of average net assets).................... 0%

Annual Fund Operating Expenses
         (as a percentage of average net assets)



                                                Management Fees                             Total Fund Operating Expenses
                                              (after fee waiver)        Other Expenses           (after fee waiver)
                                                      (1)                     (2)                        (1)

         The International Equity Fund               0.49%                     0                        0.49%

         The Growth Equity Fund                      0.45%                     0                        0.45%

         The Growth & Income Fund                    0.43%                     0                        0.43%

         The Managed Allocation                      0.00%                     0                        0.00%
          Fund (3)

         The Bond Plus Fund                          0.30%                     0                        0.30%

         The Money Market Fund                       0.29%                     0                        0.29%



         (1) Teachers Advisors, Inc. ("Advisors"), the investment advisor for the funds, has agreed to waive a portion of its fee for managing each fund (other than the Managed Allocation Fund, which doesn't pay a management fee). Without the waiver, management fees and total operating expenses for the International Equity Fund, the Growth Equity Fund, the Growth and Income Fund, the Bond Plus Fund and the Money Market Fund would have been 0.99%, 0.95%, 0.93%, 0.80% and 0.79% of each fund's average daily net assets, respectively. This waiver shall remain in effect until July 1, 2000.

         (2) These figures are based upon estimated amounts for the current fiscal year. TIAA-CREF Mutual Funds expects that any expenses incurred for each fund will be less than .01% of that

Fund's net assets.


         (3) Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests.

Example

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, regardless of whether you redeem shares at the end of each time period.


                                                        One            Three
                                                       Year            Years


         The International Equity                       $5              $16
         Fund

         The Growth Equity Fund                         $5              $14

         The Growth & Income Fund                       $4              $14

         The Managed Allocation                         $0              $ 0
         Fund

         The Bond Plus Fund                             $3              $10

         The Money Market Fund                          $3              $ 9




The purpose of this table is to help you understand the various expenses you would bear directly or indirectly. Remember that these expenses don't represent actual past or future expenses or investment performance. Actual expenses may be higher or lower.

Throughout this prospectus, "we" and "our" refer to the TIAA-CREF Mutual Funds. "You" and "your" mean any shareholder or any prospective shareholder.



The TIAA-CREF Mutual Funds


         The TIAA-CREF Mutual Funds is a Delaware business trust that was organized on January 15, 1997, and is registered with the U.S. Securities and Exchange Commission (SEC) as an "open-end" management investment company. Each of the individual investment portfolios described below is a separate series of the TIAA-CREF Mutual Funds, with its own distinct investment objective. (This prospectus will refer to these portfolios as the funds or the investment funds.) The TIAA-CREF Mutual Funds are part of the TIAA-CREF family of companies. Teachers Insurance and Annuity Association of America (TIAA), founded in 1918, is a non-profit stock life insurance company. Its companion organization, the College Retirement Equities Fund (CREF), founded in 1952, is a non-profit corporation registered with the SEC as an investment company. Together, through the issuance of fixed and variable annuity contracts, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the United States based on assets under management. TIAA and CREF managed a total of $199.4 billion in assets as of June 30, 1997, with TIAA managing approximately $89 billion and CREF managing approximately $110.4 billion.


         The following section describes each fund's investment objective and the investment policies and techniques each fund uses to accomplish its objective. Of course, there's no guarantee that any fund will meet its investment objective. We cannot change the policies we call "fundamental" for a particular fund without a vote of that fund's shareholders. All other policies, including each fund's investment objective, are not fundamental. This means we can change them without a shareholder vote, although we'll notify you of any changes if they are material. For a complete listing of the funds' policies and restrictions, see the SAI.

         The funds are subject to several types of risks. One is market risk -- price volatility due to changing conditions in the financial markets. Another is interest rate risk, the risk that a debt instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while a rate decline usually results in an increase in the market values of those securities. Another kind of risk is financial risk. For stocks or other equity securities, it comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value. For bonds and other debt securities, financial risk comes from the possibility the issuer won't be able to pay principal and interest when due. Finally, current income volatility means how much and how quickly overall interest rate changes affect current income from an investment. Also, the funds have only recently commenced operations, and therefore have a limited operating history. These and other risks associated with an investment are discussed below and in the SAI.


         The Equity Funds


         The International Equity Fund seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio that consists primarily of foreign equity investments.


         The fund intends at all times to have at least 80% of its assets invested in securities of issuers located in at least three different countries, none of which will be the U.S. The fund allocates investments to particular countries or regions based on our evaluation of various factors, such as the relative attractiveness of particular markets. Foreign securities often have risks that differ from those of domestic securities. For more information about
the risks of foreign investments, see page    .


         The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.


         The fund, under normal conditions, will invest at least 80% of its total assets in the equity securities of companies that have the potential for capital appreciation. The fund can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects.

         The Growth Equity Fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations or corporate restructurings or other special situations.

         The Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the fund may have as little as none of its assets in foreign securities or as much as 40 percent. (The authorized level may change from time to time.) The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account. For more information about the risks of foreign investments, see
page   .

         Special Risk Considerations. The Growth Equity Fund may involve special risks not present with our other funds. The fund may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

         The Growth & Income Fund seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks.

         Normally, the fund will invest at least 80% of its total assets in income-producing equity securities selected for their investment potential. The fund may invest in foreign securities.


Other Investments and Investment Techniques -- Equity Funds

         The equity funds will usually use fundamental analysis to select individual stocks or sectors for investment. To diversify and control volatility, any of the equity funds may seek to track the U.S., foreign, or small company equity markets as a whole by investing a portion of its assets in the stocks that make up a widely used index of that market's performance, such as the S&P 500 Composite Stock Index, the Morgan Stanley Europe Asia Far East Index, the Russell 3000(R) (The Russell 3000 is a trademark and a service mark of the Frank Russell Company) or other appropriate indices.

         The equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these funds can hold the same types of money market instruments the Money Market Fund invests in (see page ), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else don't meet the requirements for "First Tier Securities" (see page
    ).


         The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise. When market conditions warrant, the funds can also invest in debt securities. These investments will be similar to those authorized for the first segment of the Bond Plus Fund (investment-grade debt securities).

         The equity funds can buy and sell options ("puts" and "calls"), futures contracts and options on futures to the extent permitted by the SEC and the Commodity Futures Trading Commission. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless.

         We trade options or futures only as permitted by applicable regulatory authorities. To manage currency risk, the equity funds can enter into forward currency contracts; buy or sell options and futures on foreign currencies, and buy securities indexed to foreign currencies. For more, see "Investment
Practices and Risk Considerations -- Currency Transactions," page   .


         The equity funds can also invest in newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with a fund's investment objectives and restrictions. (See the SAI.)


         The Managed Allocation Fund


         The Managed Allocation Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Managed Allocation Fund will pursue this goal primarily through investments in TIAA-CREF Mutual Funds' other investment funds.

         Under normal conditions, approximately 60% of the Managed Allocation Fund's assets will be in shares of the Growth and Income, International Equity and Growth Equity Funds, and approximately 40% will be in shares of the Bond Plus Fund. We expect these percentages normally to fluctuate up and down by up to 15%, depending on our analysis of market, economic and financial conditions. The Managed Allocation Fund may occasionally be even more heavily weighted toward equities or fixed income, if we believe market conditions warrant such a balance.


         For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can also invest in government securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities.


         The Managed Allocation Fund shares the risks associated with the investment funds in which it invests.

         The Managed Allocation Fund is considered "nondiversified" for purposes of the 1940 Act because it invests in the securities of a limited number of mutual funds. However, the underlying funds themselves are considered diversified investment companies.

         The Bond Plus Fund


         The Bond Plus Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital. In addition, we will use our expertise to invest a portion of the fund's assets in securities with special features in an effort to improve the fund's total return.

         Normally, at least 80% of the Fund's total assets will be invested in bonds. We divide the fund's portfolio into two segments. The first segment, which makes up at least 75% of the fund's assets, will be invested primarily in a broad range of domestic and foreign investment-grade debt securities, such as bonds, notes, mortgage-backed securities, and money market instruments. The second segment, comprising the Plus feature, will be invested primarily in (i) securities or other instruments that provide a spread over the yield curve (such as private placements) that may be considered illiquid or (ii) non-investment grade securities (those rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's). We may use up to 25% of the fund's assets for investments in this second segment -- although investments in illiquid securities will not comprise more than 15% of the fund's assets.


         The fund may buy and sell options and futures, preferred stock and other instruments consistent with its investment objective.

         The Money Market Fund

         The Money Market Fund seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

         We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund's assets in securities or other instruments maturing in 397 days or less. We can't assure you that we will be able to maintain a stable net asset value of $1.00 per share for this fund. We value securities held by the fund on an amortized cost basis (see the SAI).

         The fund will invest primarily in:

         (1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

         (2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

         (3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

         (4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

         (5) Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

         (6) Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

         (7) Asset-backed securities issued by domestic corporations or trusts;

         (8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

         (9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

         The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities", that is rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating with respect to the security, or unrated securities of comparable quality. The fund can also invest up to 30% of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

         The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.

         To the extent the law allows, the Money Market Fund can invest in options and futures contracts. For a more detailed description of types of money market instruments, see the SAI.


Investment Practices and Risk Considerations

         The following is a brief description of the investment practices and risk considerations of the funds. For more information, see the SAI.

         Foreign Investments

         Investing in securities traded on foreign exchanges or in foreign markets can involve risks not ordinarily part of domestic investing. These include: 1) changes in currency exchange rates; 2) possible imposition of market controls or currency exchange controls; 3) possible imposition of withholding taxes on dividends and interest; 4) possible seizure, expropriation, or nationalization of assets; 5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; 6) the lower liquidity and higher volatility in some foreign markets;
7) the impact of political, social, or diplomatic events; 8) the difficulty of evaluating some foreign economic trends; or 9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks noted above often increase in emerging countries.

For example, emerging countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries.


         Currency Transactions

         When investing in foreign securities, the equity funds can use currency transactions to protect themselves against future exchange rate uncertainties and to take advantage of exchange rate disparities between countries. The equity funds can enter into forward currency contracts; buy or sell options and futures on foreign currencies; and buy securities indexed to foreign currencies. These transactions are either on a spot (i.e., cash) basis at prevailing rates, or else through forward contracts to buy or sell currencies at a set price on a stipulated date in the future. Forward currency contracts are usually with large commercial banks that participate in the interbank market. The equity funds can also use currency financial futures and options and can hold part of their assets in bank deposits denominated in foreign currency. If foreign currency assets are converted to U.S. dollars, changes in exchange rates and exchange control regulations may increase or reduce their value.

         Foreign currency transactions seek to reduce a fund's exposure to a decline in the value of investments denominated in foreign currencies; they may also let us "lock in" exchange rates when buying or selling foreign securities. These transactions involve special risks. For example, they may limit potential gains from increases in a currency's value. We don't intend to speculate in foreign currency exchange transactions or forward currency contracts.


         Illiquid Securities

         Each fund can invest up to 15 percent of its net assets (10 percent for the Money Market Fund) in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

         Non-Investment Grade Bonds


         The Bond Plus Fund can also buy and sell lower-rated (non-investment grade) securities. These are usually called "high-yield" or "junk" bonds. Lower-rated bonds offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than comparable changes would for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

         Bear in mind that all these risks can also apply to the lower levels of "investment grade" securities, for example, Moody's Baa and S&P's BBB. Moreover, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings service believe the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in a fund, it may or may not be sold, depending on our analysis of the issuer's prospects. However, a fund won't purchase below-investment-grade securities if that would increase their representation in a fund's portfolio above our current investment target. We don't rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to interest rate trends and other market events (see the SAI).

         Repurchase Agreements

         Repurchase agreements are one of several short-term vehicles the funds can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks.

         Firm Commitment Agreements

         The funds can enter into "firm commitment" agreements to buy securities at a fixed price or yield on a specified future date. We expect that these transactions will be relatively infrequent.

         Investment Companies

         Each fund other than the Managed Allocation Fund can invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no fund other than the Managed Allocation Fund can hold more than 3% of the total outstanding voting stock of any single investment company. The Managed Allocation Fund, however, can invest all of its assets in the securities of other investment companies that are part of the TIAA-CREF Mutual Funds.

         Lending Securities

         Subject to certain restrictions, the funds can seek additional income by lending securities to brokers, dealers, and other financial institutions. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time.

         Borrowing

         The funds can borrow money from banks (no more than 33-1/3 percent of the market value of such fund's assets at the time of borrowing). The funds can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing).

         If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

         Mortgage-Backed Securities

         The Bond Plus Fund can invest in mortgage-backed securities sold by private, governmental and government-related organizations in the form of collateralized mortgage obligations ("CMOs"), mortgage-backed bonds or pass-through securities. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. Fluctuating interest rates and other factors may affect prepayment schedules and the ultimate return from these investments and expose the fund to a lower rate of return upon reinvestment of the principal. (See the SAI.)


Net Asset Value

         We determine the net asset value (NAV) per share (share price) of each fund when regular trading closes on the New York Stock Exchange (usually 4 p.m.) on each day the Exchange is open. We compute each fund's NAV by dividing the value of a fund's assets, less its liabilities, by the number of outstanding shares of that fund.

         Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. Debt securities maturing in 60 days or less are valued at amortized cost.

         If market quotations or independent pricing services aren't readily available, we'll use fair value, as determined in good faith by or under the direction of the TIAA-CREF Mutual Funds Board of Trustees.

         To calculate the Money Market Fund's net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

         The NAV per share of the Managed Allocation Fund will be based on the NAV per share of each of the underlying funds in which it invests. Therefore, although we will determine the net asset value per share of the Managed Allocation Fund as described above, we cannot price the Managed Allocation Fund's shares until we determine net asset value per share of the underlying fund or funds.


Shareholder Services


Who Can Open An Account?


         Current or retired employees of eligible institutions, and eligible institutions themselves, can open a TIAA-CREF Mutual Funds account. An eligible institution is a private or public institution in the United States that is nonproprietary and nonprofit. (Eligible institutions can open accounts only to fund deferred compensation plans.) A private institution has to be tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986 (IRC) or earlier versions of the section and cannot be a "private foundation," as that term is used in the IRC. The main purpose of any eligible institution must be to offer instruction; conduct research; serve and support education or research; or perform ancillary functions for such institutions. Spouses of eligible employees can also open an account. We reserve the right to change these eligibility requirements at any time. If you aren't sure if you're eligible, please call us at 1 800 223-1200.


Types of Accounts

         With the TIAA-CREF Mutual Funds, you can establish the types of accounts listed below, so long as the account owners meet the eligibility requirements explained above.


         o Individual accounts (for one person) or joint accounts (more than one person).


         o Trust accounts (you must send a copy of the trust with your application.) The person establishing the trust must meet our eligibility requirements. We can't accept foreign trust accounts.

         o  Accounts for a minor child under the Uniform Gift to Minors Act
            (UGMA) or Uniform Transfer to Minors Act (UTMA). The person establishing the account must meet our eligibility requirements.



How To Buy Shares

         To open an account you must complete an application and send it to us with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our Counselors at 1 800 223-1200. You can also download and print the application from our website, which is located at www.tiaa-cref.org.

         The minimum initial investment is $250 per fund (or $25 if you establish an Automatic Investment Plan). Subsequent investments must be for at least $25. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks.


         We consider all requests for purchases, checks, and other forms of payments to be received when they are received in good order. (See "Other
Investor Information -- Good Order," page   .) We will accept third party checks
for purchases of $10,000 or less.


Please send your check and/or application to the following addresses:


First Class Mail:  The TIAA-CREF Mutual Funds
                   c/o State Street Bank
                   P.O. Box 8009
                   Boston, MA  02266-8009


Overnight Mail:    The TIAA-CREF Mutual Funds
                   c/o State Street Bank
                   Two Heritage Drive
                   Quincy, MA  02171-2119


         You can purchase additional shares in any of the following ways:

         By Mail Send a check with an investment coupon from a previous confirmation statement. If you don't have an investment coupon, use a separate piece of paper to give us your name, address, fund account number, and the fund or funds you want to invest in and the amount to be invested in each fund.

         Make your check payable to TIAA-CREF Mutual Funds.

         By Automatic Investment Plan You can make subsequent investments automatically by electing this service on your initial application or later upon request.

         By electing this option you authorize us to take regular, automatic withdrawals from your bank. To begin this service, send us a voided check or investment slip from the bank account you want us to make withdrawals from. You can make automatic investments semi-monthly (on the 1st and 15th of each month or on the next following business day if those days are not business days), monthly or quarterly (on the 1st or 15th of the month). Investments must be for at least $25 per account.

         You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or (with prior authorization) by telephone. The change will take effect approximately 5 business days after we receive your request.


         By Telephone This service allows you to make electronic withdrawals from your designated bank account to buy additional TIAA-CREF Mutual Funds shares over the telephone. There is a $100,000 limit on these purchases.


         We take reasonable precautions to make sure that telephone instructions are genuine. Precautions include requiring you to positively identify yourself, tape recording the telephone instructions, and providing written confirmations. We accept all telephone instructions we reasonably believe to be accurate and genuine. Any losses arising from communication errors are your responsibility. If reasonable procedures are not used to confirm that instructions communicated by telephone are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

         All shareholders automatically have the right to buy shares by telephone. If you don't want the telephone purchase option, you can indicate this on the application or call us at 1 800 223-1200 any time after opening your account.


         By Wire You may make initial or subsequent investments by wire. Be aware that your bank may charge you a fee to wire funds. Here's what you need to do:

         1. send us your application, then call us to confirm that your account has been established (initial investment only);



         2.  instruct your bank to wire money to:


              State Street Bank
              ABA Number 011000028
              DDA Number 9905-2771

         3.  specify on the wire:

              o  The TIAA-CREF Mutual Funds
              o Account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number
              o Indicate if this is for a new or existing account (provide fund account number if existing)
              o The fund or funds in which you want to invest, and amount per fund to be invested


Points to remember for all purchases:

o Your investment must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the funds.

o If you have a securities dealer, bank, or other financial institution handle your transactions, they may charge you a fee.

How to Redeem Shares


         You may redeem (sell) your shares at any time. We will make redemptions at the Net Asset Value (share price) next calculated after your request is received in good order (See "Other Investor Information -- Good Order,"
page   ). Redemptions must be for at least $250 or the balance of your investment in a fund, if less.


         Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order. When a redemption occurs shortly after a recent check purchase, we may hold the redemption proceeds for more than seven days. However, we'll hold the proceeds only until the purchase check clears, which can take up to 15 days.

         We will send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction
with signature guarantee (see page   ).

         We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

         You can redeem shares in any of the following ways:

         By Mail or FAX   Written redemption requests must include: account
number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.


         Redemptions for $50,000 or more must be in writing, and cannot be sent to us by fax.


         By Telephone   You can redeem shares (for less than $50,000) by
telephone by calling us at 1 800 223-1200. Once made, your telephone request cannot be modified or canceled.

         We take reasonable precautions to make sure that your telephone
instructions are genuine (see page     ). All
shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us at 1 800 223-1200 any time after opening your account.


         We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). If you call us before the close of the New York Stock Exchange, usually 4:00 pm Eastern Standard Time, you will receive the share price determined as of the close of that business day. See "Net Asset
Value," page   . Before calling, read "Shareholder Services -- Points to
Remember When Redeeming," page   .


         By Check   If you've elected the Money Market Fund's checkwriting
privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish checkwriting on your account when you apply or later upon request.

         For joint accounts, we require only the signature of any one owner on a check. You can write as many checks as you want, as long as each check is for at least $250. We reserve the right to charge a $10 fee if you write a check for less than $250; if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or if you write more than 24 checks a year.

         You can't write a check to close your TIAA-CREF Money Market Fund account because the value of the fund changes daily as dividends are accrued.

         By Systematic Redemption Plan   You can elect this feature only if the
balance in the investment fund from which you're redeeming is at least $5000. We'll automatically redeem enough shares in a particular fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) to provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which fund you want to redeem shares.

         If you want to set up a systematic redemption plan, contact us and we'll send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

         We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.


Points To Remember When Redeeming

o We can't accept redemption requests specifying a certain price or date; these requests will be returned.

o If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee.

o For redemptions for more than $250,000, we reserve the right to give you marketable securities instead of cash. For more information, see the SAI.


How To Exchange Shares

         You can exchange shares in a fund for shares of any other fund at any time. An exchange is a sale of shares from one fund and a purchase of shares in
another fund. Exchanges are taxable events. See "Taxes," page   .

         The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a fund in which you already own shares must be at least $25, and an exchange to a new fund must be at least $250.

         Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security or Tax Identification Number.

         You can make exchanges in any of the following ways:

         By Mail or FAX   Send us a letter of instruction with the following
information: your name, address, and the funds and/or accounts you want to exchange between.

         We require requests for exchanges of $50,000 or greater to be in writing.

         By Telephone   You may exchange shares by telephone by calling us at 1
800 223-1200. Once made, your telephone request
cannot be modified or canceled. TIAA-CREF takes reasonable precautions to make
sure that telephone instructions are genuine (see page   ).

         By Systematic Exchange   You can elect this feature only if the balance
of the fund from which you are transferring shares is at least $5000. We automatically redeem shares from a specified fund and purchase shares in another fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange to a fund in which you already own shares must be for at least $25, and an exchange to a new fund must be for at least $250.

         If you want to set up systematic exchanges, you can contact us and we will send you the necessary form. Each owner of the account must sign a systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

Points To Remember When Exchanging

o  Make sure you understand the investment objective of the fund you exchange
   shares into. (See "The TIAA-CREF Mutual Funds," page   .) The exchange option
   is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

o To maintain low expense ratios and avoid disrupting the management of each fund's portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period. We also reserve the right to reject any exchange request and to modify or terminate the exchange option at any time.


o An exchange is considered a sale of securities, and therefore may be subject to taxation.



Other Investor Information


         Good Order   Your initial application and later requests for
transactions will not be processed until they are received in good order by our transfer agent, Boston Financial Data Services. Good order means that we have verified that you are an eligible investor, your application is properly completed or your transaction request includes your fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required. The share price we use will be the NAV per share next calculated after State Street Bank receives your application or request in good order. If this occurs before 4:00 pm, Eastern Standard Time your price will be the NAV per share for that day. If it's after 4:00 pm, Eastern Standard Time the transaction will be effective on, and your price will be the NAV per share for, the next business day.

         Tax Identification Number   You must give us your taxpayer
identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior under-reporting. If you don't furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to federal (and in a few cases state) tax withholding.

         Changing Your Address   To change the address on your account, please
call us or send us a written notification signed by all registered owners of your account.

         Signature Guarantee   For some transaction requests (for example, when
you're redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services, such as checkwriting, to an existing account), we require a signature guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. You can get a signature guarantee from a bank or trust company, savings bank, savings and loan association, or a member of a national stock exchange. A notary public can't provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

         Transferring Shares   You can transfer ownership of your account to
another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

         Transfer On Death   If you live in certain states, you can designate
one or more persons (beneficiaries) to whom your TIAA-CREF Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death (TOD) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareowners. You maintain total control over your account during your lifetime.


         We only offer this option in states where it is permitted which currently include the following: Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Idaho, Illinois, Indiana, Kansas, Kentucky, Maine, Maryland, Michigan, Minnesota, Missouri, Montana, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin, and Wyoming.


         Statements and Reports   We will send you a variety of statements to
help you monitor activity in your account and prepare income tax returns. If you send us a written request, we'll send copies of your statements to individuals you designate. We send you

         Confirmation Statements each time you purchase, redeem, or exchange shares. The statement will show the date and amount of each transaction. However, if you're using an automatic investment plan or a systematic redemption or exchange plan, you'll receive a statement confirming those transactions immediately following the end of each calendar quarter.

         Quarterly Reports immediately following the end of each calendar quarter. They report the value of your account at the close of the preceding quarter, and show all distributions, purchases, exchanges, and redemptions during the quarter. The fourth quarter statement provides a year-to-date summary of activity.

         Tax Forms each January summarizing the previous year's dividend and capital gains distributions and proceeds from the sale of shares. We mail these forms to shareholders outside the U.S. no later than March 15, as required by law.

         Average Cost Statements each February reporting the average cost of shares you sold in the previous year, using the average cost single category method.

         Money Market Checking Statements each month, if you elected the checkwriting privilege and if you wrote checks during the preceding month. To reduce costs, we won't return canceled checks to you, but microfilmed copies of checks are available upon request.

         We will also send you audited annual financial statements and semi-annual financial reports on the TIAA-CREF Mutual Funds' operations and performance, and a new prospectus each year. The SAI will be revised each year but we'll send it only on request.


         Automated Telephone Service

         All shareholders can check fund performance, their account balances or initiate purchases or exchanges automatically by telephone, using our automated telephone service ("ATS"). Each fund is liable for losses from unauthorized transactions only if we do not follow reasonable procedures designed to verify the identity of the person effecting the transaction. TIAA-CREF Mutual Funds therefore require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone are genuine. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you do not want to be able to effect transactions over the telephone, call us for instructions.

         Contacting TIAA-CREF Mutual Funds

         You can contact us in any of the following ways:

         By telephone:                      Call 1 800 223-1200

         In writing:                        TIAA-CREF Mutual Funds
                                            c/o State Street Bank
                                            P.O. Box 8009
                                            Boston, Massachusetts 02266-8009



         Electronic Prospectuses

         If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you. All applications are also accompanied by a paper prospectus.



TIAA-CREF Mutual Funds' Management


         The Board

         A Board of Trustees (the Board) oversees TIAA-CREF Mutual Funds' business affairs and is responsible for major decisions about each fund's investment objective and policies. The Board delegates the day-to-day management of each of the funds to

Teachers Advisors, Inc., (Teachers Advisors) and its officers (see below). The Board meets throughout the year to review TIAA-CREF Mutual Funds' activities, contractual arrangements with companies that provide services to TIAA-CREF Mutual Funds, and the performance of each individual investment fund.


         It is possible that the interests of the Managed Allocation Fund could diverge from the interests of one or more of the funds in which it invests (underlying funds). If those interests did diverge, a conflict of interest could arise between the Managed Allocation Fund and its underlying funds. This conflict could affect how the Board and TIAA-CREF Mutual Funds' officers fulfill their fiduciary duties to each fund. The Board believes it has structured each fund to avoid these concerns. However, a situation could occur where proper action for the Managed Allocation Fund could hurt the interests of any underlying fund, or vice versa. If that happens, Teachers Advisors and the Board and officers of TIAA-CREF Mutual Funds will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Teachers Advisors and the Board and officers will in any case closely and continuously monitor each fund's investments to avoid, insofar as possible, these concerns.

         Teachers Advisors

         Teachers Advisors manages each Fund's assets, subject to the supervision of the Board. A wholly-owned indirect subsidiary of TIAA, Teachers Advisors is registered with the SEC under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. Teachers Advisors and its personnel act consistently with the investment objectives, policies, and restrictions of each of the individual investment funds. The personnel of Teachers Advisors who manage the TIAA-CREF Mutual Funds also manage the investments of the CREF accounts through an affiliated investment adviser, TIAA-CREF Investment Management, Inc. ("Investment Management"). Teachers Advisors also manages the assets of TIAA Separate Account VA-1, a segregated investment account of TIAA that funds a variable annuity.


         Under the terms of an Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors, Teachers Advisors is entitled to an annual fee of 0.99%, 0.95%, 0.93%, 0.80% and 0.79% of the average daily net assets of the International Equity Fund, the Growth Equity Fund, the Growth and Income Fund, the Bond Plus Fund and the Money Market Fund. It receives no fee for managing the Managed Allocation Fund. Teachers Advisors currently has voluntarily waived its right to receive that portion of its fee equal to 0.50% of the average daily net assets of each fund (other than the Managed Allocation

Fund). This waiver is guaranteed to remain in effect until July 1, 2000.

         Under the Investment Management Agreement, Teachers Advisors is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of each fund. These include distribution, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. Teachers Advisors also acts as liaison among the various service providers to the funds, including custodians, portfolio accounting agents, portfolio managers, and transfer agents.

         This arrangement makes the TIAA-CREF Mutual Funds distinctive because their expense structure is simpler and more predictable than most other mutual funds. Teachers Advisors pays many of the funds' ordinary expenses, whereas most mutual funds pay for these expenses directly from their own assets. The TIAA-CREF Mutual Funds pay the funds' brokerage fees or other transactional expenses for securities or other assets, taxes (if any), interest on borrowing, or extraordinary expenses, such as litigation or indemnification expenses.

         Teachers Advisors has agreed not to be paid a management fee for managing the Managed Allocation Fund. However, Teachers Advisors will receive management fees for managing the funds in which the Managed Allocation Fund invests.

         Fund Managers

         The International Equity Fund is managed by Chris Semenuk, Director-Global Portfolio Management, Teachers Advisors. Mr. Semenuk joined TIAA-CREF in 1995. He is also responsible for company research and analysis for the CREF Global Equities Account.

         The Growth Equity Fund is managed by Scott C. Evans, Managing Director, Teachers Advisors. Mr. Evans joined TIAA-CREF in 1985. Mr. Evans is also responsible for managing the investments of the CREF Growth Account.

         The Growth & Income Fund is managed by Carlton N. Martin, Managing Director-Global Research of Teachers Advisors. Mr. Martin joined TIAA-CREF in 1980. He is also responsible for investments in the chemical, paper and forest products as well as the environmental, engineering and construction industries for certain CREF Accounts.

         The Managed Allocation Fund is managed by James G. Fleischmann and Michael T. O'Kane. Mr. Fleischmann, Senior Managing Director-Global Research, Teachers Advisors, joined

TIAA-CREF in 1994 and is also responsible for global equity research for the CREF Accounts. Prior to joining TIAA-CREF, Mr. Fleischmann was a Director of Salomon Brothers, Inc., and co-portfolio manager of Salomon Brothers Hybrid Convertible Fund, Salomon Brothers Investors Fund and Salomon Brothers Fund. Mr. O'Kane, Senior Managing Director-Securities, Teachers Advisors, joined TIAA-CREF in 1986. Mr. O'Kane also has supervisory responsibility over investments in CREF's Bond Market and Money Market Accounts.

         The Bond Plus Fund is managed by Elizabeth D. Black, Director, Portfolio Management, Teachers Advisors. Ms. Black is also responsible for managing the investments in CREF's Bond Market Account.

Performance Information

         This section would normally show how each fund has performed over time. Because the funds were new when this prospectus was printed, their performance is not included. At least twice a year, you will receive a report detailing each fund's recent strategies, performance, and holdings. Contact us for current performance or a free annual report. Fund performance can also be obtained by calling our automated telephone service ("ATS").

         "Total return" is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A "cumulative total return" reflects actual performance over a stated period of time. An "average annual total return" is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

         "Yield" refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. This difference may be significant for a fund with investments denominated in foreign currencies. Money Market Fund yields are calculated according to a standard that is required for all money market funds.

         Total returns and yields are based on past results and are not an indication of future performance.

         For more complete information on the calculation of performance data, see the SAI.

Prior Performance of CREF Growth Account

         The following table contains information about the historical performance of the CREF Growth Account since the date indicated. The CREF Growth Account is not a mutual fund; rather it funds a variable annuity contract. It has an investment objective, policies, strategies and risks substantially similar to those of the TIAA-CREF Mutual Funds' Growth Equity Fund. The data are provided to illustrate the experience of Teachers Advisors' personnel (in their capacities with Investment Management) in managing a substantially similar investment portfolio. It does not represent the performance of the Growth Equity Fund.

         These investment results are unaudited. They aren't intended to predict or suggest the returns that the Growth Equity Fund or an investor in that fund might experience. The results are net of investment management and other operating expenses for CREF. The results would be lower if the Growth Equity Fund's actual operating expense charges were deducted.


CREF Growth Account          Average Annual Rates          Cumulative Rates
                               of Total Return              of Total Return

1 year                              32.03%                       32.03%
(7/1/96 - 6/30/97)

3 years                             28.56%                      112.49%
(7/1/94 - 6/30/97)

Since inception                     26.37%                      109.43%
(4/29/94-6/30/97)


Dividends and Distributions

         Each fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we pay dividends on each fund:


Fund                                                        Dividend Paid
----                                                        -------------

The International Equity Fund                               Annually

The Growth Equity Fund                                      Annually

The Growth & Income Fund                                    Quarterly

The Managed Allocation Fund                                 Quarterly

The Bond Plus Fund                                          Monthly

The Money Market Fund                                       Monthly



         Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

         Capital gains from all funds will be paid once a year.

         You can elect from among the following distribution options:

1. Reinvestment Option, Same Fund. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the fund. Unless you elect otherwise, this will be your distribution option.

2. Reinvestment Option, Different Fund. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another fund in which you already hold shares.

3. Income-Earned Option. We'll automatically reinvest your capital gain distributions, but you will be sent a check for each dividend distribution.

4. Capital Gains Option. We'll automatically reinvest your dividend distributions, but you will be sent a check for each capital gains distribution.


5. Cash Option. We'll send a check for your dividend and each capital gain distribution.


         We make distributions for each fund on a per share basis to the shareholders of record on the fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. Cash distribution checks will be mailed within seven days.

Taxes

         As with any investment, you should consider how your investment in any fund will be taxed.

         Taxes on distributions. You must pay federal income tax, and possibly also state or local taxes, on distributions. If you live outside the United States, the country in which you reside could also tax distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December and paid in January are taxable as if they were paid on December 31.

         For federal tax purposes, income and short-term capital gain distributions from a fund are taxed as ordinary income; long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.


         Recent tax law changes. The Taxpayer Relief Act of 1997 (the "Relief Act") was enacted on August 5, 1997. The Relief Act reduces the maximum long-term capital gains tax rate for individuals to 20% (or 10% if you're in the 15% tax bracket). The reduction applies to long-term capital gains incurred by a fund from the sale, exchange or other disposition of securities held by the fund for more than 18 months and distributed to shareholders as long-term capital gains. This change is effective May 7, 1997. The Relief Act did not change the 28% (or 15% if you're in the 15% tax bracket) long-term capital gains tax rate for long term capital gains incurred by the fund from the sale, exchange or other disposition of securities held by the fund for between 12 and 18 months and distributed to shareholders as long-term capital gains. We expect to designate each year the portions of the TIAA-CREF Mutual Funds' capital gain distributions that are taxable at these different rates.


         Taxes on transactions. Redemptions -- including exchanges to other funds -- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. (Non-resident aliens will receive these statements later.)


         Whenever you sell shares of a fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses. For more about how capital gains are taxed, see "Recent Tax Law Changes", above.


         "Buying a dividend." If you buy shares just before a fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a fund for $10.00 per share the day before the fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

         Effect of foreign taxes. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce such fund's distributions. If a fund qualifies to pass through a credit for such taxes paid, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

         There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment in some types of instruments.

General Matters

         Voting Rights

         We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who can't attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the funds.

         Distributors

         Shares of each fund are offered continuously with no sales load by Teachers Personal Investors Services, Inc. (TPIS). TPIS is registered with the SEC as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for the TIAA-CREF Mutual Funds. Anyone distributing shares of the TIAA-CREF Mutual Funds must be a registered representative of TPIS. TPIS' main office is at 730 Third Avenue, New York, New York 10017-3206. TPIS may enter into selling agreements with one or more broker-dealers which may or may not be affiliated with TPIS to provide distribution related services to the TIAA-CREF Mutual Funds.

         Administration

         Teachers Advisors has retained State Street Bank & Trust Company ("State Street") to provide the funds with certain administrative services, including preparation of each fund's federal, state and local tax returns, preparation of each fund's financial information, and various other administrative services. State Street also acts as the transfer and dividend paying agent for the funds. Teachers Advisors, not the TIAA-CREF Mutual Funds, has agreed to pay State Street a fee for such services. State Street is located at 225 Franklin Street, Boston, Massachusetts 02209.

         Custodial Services

         State Street also provides custodial services for the funds under a separate agreement with Teachers Advisors. Teachers Advisors has agreed to pay State Street for these services.



         Legal Proceedings

         There are no material legal proceedings to which the TIAA-CREF Mutual Funds are subject, or to which Teachers Advisors or TPIS are subject which are likely to have a material adverse effect on their ability to perform their obligations to the TIAA-CREF Mutual Funds, or on the TIAA-CREF Mutual Funds itself.

Statement of Additional Information
Dated September 2, 1997
TIAA-CREF Mutual Funds

         This Statement of Additional Information (SAI) tells you about investing in the TIAA-CREF Mutual Funds and contains information that you should consider before investing. It is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Mutual Funds' prospectus dated September 2, 1997 (the Prospectus), which may be obtained by writing us at TIAA-CREF Mutual Funds, c/o State Street Bank, PO Box 9081, Boston, Massachusetts 02266 or by calling 1 800 223-1200. Terms used in the Prospectus are incorporated in this SAI.

                   The date of this SAI is September 2, 1997.

Table of Contents

Investment Objectives, Policies, and Restrictions............................
         Fundamental Restrictions............................................
         Investment Policies and Risk Considerations.........................
         Portfolio Turnover..................................................


Management of the TIAA-CREF Mutual Funds.....................................
         Trustees and Officers of the TIAA-CREF Mutual Funds.................
         Trustee and Officer Compensation....................................


Control Persons..............................................................

Investment Advisory and Other Services.......................................

About the TIAA-CREF Mutual Funds and the Shares..............................
         Indemnification of Shareholders.....................................
         Indemnification of Trustees.........................................
         Limitation of TIAA-CREF Mutual Funds Liability......................
         Shareholder Meetings and Voting Rights..............................
         Additional Portfolios...............................................
         Dividends and Distributions.........................................


Pricing of Shares............................................................
         Investments for Which Market Quotations Are Readily
         Available...........................................................
         Foreign Investments.................................................
         Debt Securities.....................................................
         Special Valuation Procedures for the Money Market Fund..............
         Options and Futures.................................................
         Investments for Which Market Quotations Are Not Readily
         Available...........................................................


Tax Status...................................................................

Brokerage Allocation.........................................................

Calculation of Performance Data..............................................
         Total Return Calculations...........................................
         Yield Calculations..................................................
         Performance Comparisons.............................................
         Illustrating Compounding............................................
         Net Asset Value.....................................................
         Moving Averages.....................................................

Financial Statements.........................................................


                                       (i)

Investment Objectives, Policies, and Restrictions

         The following information is intended to supplement the descriptions of the investment objective of each of the six investment funds in the TIAA-CREF Mutual Funds' Prospectus. Under the Investment Company Act of 1940, as amended (the 1940 Act), any fundamental policy of a fund may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of that fund. Each investment fund other than the Managed Allocation Fund will operate as a "diversified company" within the meaning of the 1940 Act. The non-fundamental investment restrictions contained in "Investment Policies and
Risk Considerations," page   , may be changed by the TIAA-CREF Mutual
Funds' Board of Trustees at any time.

         Unless stated otherwise, each of the following investment policies and risk considerations apply to each fund.

         Fundamental Policies

         The following restrictions are fundamental policies of each fund:

         1. The fund will not issue senior securities except as SEC regulations permit;

         2. The fund will not borrow money, except: (a) each fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of that fund's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for a fund;

         3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

         4.   The fund will not purchase real estate or mortgages directly;

         5. The fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

         6. The fund will not make loans, except: (a) that a fund may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 100% of the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased;


         7. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

         The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund:

         8. The fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

         The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund and the Money Market Fund.

         9. The fund will not invest in an industry if after giving effect to that investment that fund's holding in that industry would exceed 25% of its total assets.

         The following restriction is a fundamental policy of the Money Market
Fund:

         10. The fund may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; the fund will not otherwise invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25% of its total assets.


         The following restrictions are fundamental policies of the Managed Allocation Fund:


         11. The Managed Allocation Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the TIAA-CREF Mutual Funds, government securities, or short-term securities.


         12. The Managed Allocation Fund will concentrate in the mutual fund industry. Accordingly, it may invest up to 100% of its assets in securities issued by mutual funds and other investment companies.


         The following restrictions are non-fundamental policies of the funds. These restrictions may be changed without the approval of the shareholders in the affected fund. No fund other than the Managed Allocation Fund will:

         1. Invest more than 5% of its assets in the securities of any single investment company or more than 10% of its assets in the securities of other investment companies in the aggregate; or

         2. Hold more than 3% of the total outstanding voting stock of any single investment company.


Investment Policies and Risk Considerations

         Options and Futures. Each of the funds may engage in options and futures strategies to the extent permitted by the SEC and Commodity Futures Trading Commission ("CFTC"). We do not intend for any fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

         Although the Managed Allocation Fund cannot directly invest in options and futures, it may, through investments in other funds, indirectly make such investments.

         Option-related activities could include: (1) selling covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

         A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

         A fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the fund, the fund will realize a profit or loss on the transaction.

         A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

         A fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the fund, the fund would realize a profit or loss on the transaction.

         In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund's portfolio of securities. To the extent that a fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a fund deals in any option.

         There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

         To the extent permitted by applicable regulatory authorities, each fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

         A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract -- assuming a "long" position -- a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract -- assuming a "short" position -- it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a fund usually will be liquidated in this manner, a fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

         Stock index futures may be used to hedge the equity investments of each fund with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

         Unlike the purchase or sale of a security, no price is paid or received by a fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

         There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. Each fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each fund's portfolio securities or instruments sought to be hedged.

         Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments.

However, we believe that over time the value of a fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. ("Advisors"), the investment advisor for TIAA-CREF Mutual Funds, still may not result in a successful hedging transaction over a very short time period.

         Each fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

         Options and futures transactions may increase a fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

         Firm Commitment Agreements and Purchase of "When-Issued" Securities. Each fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a fund enters into a firm commitment agreement, liability for the purchase price -- and the rights and risks of ownership of the securities -- accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the fund is obligated to purchase such securities, it will be
required to segregate assets. See "Segregated Accounts," page   .

         Pass-Through Securities. The funds may invest in mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

         Lending of Securities. Subject to investment restriction 6(a) on page (relating to loans of portfolio securities), each fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of TIAA. The fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The fund may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.


         Repurchase Agreements. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

         Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

         If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

         Swap Transactions. Each fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

         By entering into a swap transaction, a fund may be able to protect the value of a portion of its portfolio against declines in market value. Each fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return a fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.


         While a fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a fund will succeed when pursuing its contractual remedies. To minimize a fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.


         Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See the Prospectus for more information.

         To the extent that there is an imperfect correlation between the return a fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

         Segregated Accounts. In connection with when-issued securities, firm commitment agreements, and certain other transactions in which a fund incurs an obligation to make payments in the future, a fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other obligations as may be permitted by law.

         Currency Transactions. The value of a fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

         The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

         By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging". Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

         The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

         The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

         The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

         There is no express limitation on the percentage of a fund's assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that fund's investment adviser believes will correlate closely to the currency's price movements. The funds generally will not enter into forward contracts with terms longer than one year.

Foreign Investments   As described more fully in the Prospectus, certain funds
may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in "Foreign Investments" on
page     of the Prospectus, there are a number of country-or region-specific risks and other considerations that may affect these investments.

Investment in Europe   The total European market (consisting of the European
Union, the European Free Trade Association and Eastern European countries) contains over 507 million consumers, which makes it much larger than either the United States or Japanese market. European businesses compete both nationally and internationally in a wide range of industries, and recent political and economic changes throughout Europe are likely to further expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated in the "new" Europe that may result. However, many of the anticipated changes involve synthesizing or changing a wide array of economic and political systems, and there can be no guarantee that such changes will occur as anticipated or will have results that investors would regard as favorable.

The European Union   The European Union ("EU") consists of Austria, Belgium,
Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the United Kingdom (the "EU Nations"), with a total population exceeding 374 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, it is expected that such an achievement will increase efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. In addition, efforts to achieve monetary union ("EMU") have effected a rather dramatic decline in interest rates for some prospective members which is expected to have important positive consequences for these economies and their financial markets. Uncertainties with regard to the achievement of these goals, and their extensive ramifications represent important risk considerations for investors in these countries.

European Free Trade Association   The European Free Trade Association ("EFTA")
consists of Iceland, Liechtenstein, Norway and Switzerland. These entities have also worked to expand trade through the lowering or abolition of tariffs between member countries. A major goal of the EFTA countries has been a more structured partnership with the EU and the formation of a European Economic Area, with the aim of developing such a partnership to coincide with the establishment of the EU's unified market.

Eastern Europe   A number of Eastern European nations and former republics of the U.S.S.R. are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems and to move away from centrally planned, socialist economies towards free market economies. However, these changes will invariably take time and may result in a high degree of social, economic, or political unpredictability or instability over the short- or long-term. Thus, although unique investment opportunities may be presented, they may entail a high degree of risk.


The Pacific Basin   The economies of the Pacific Basin vary widely in their
stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia, are considered "emerging" -- rapidly shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing. The major reform of China's economy and politics continues to be an important stimulus to economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to regional and global economic growth. Economic growth has historically been relatively strong in the region, but potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.


Canada   Canada, a country rich in natural resources and a leading industrial country of the world, is an important trading partner of the United States. The U.S. and Canada have entered into the U.S.-Canada Free Trade Agreement which, over a 10-year period from 1989, will remove trade barriers affecting all important sectors of each country's economy. In addition, the U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of both countries. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors.

Latin America   Latin America (including Mexico, Central and South America and the Caribbean) has a population of approximately 489 million people and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uraguay, with Chile as an associate member. Political turmoil, high inflation, restrictions on international capital flows, intermittent problems with capital flight, and some difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result Latin American equity markets have been extremely volatile. Efforts to stimulate these economies through privatization, and fiscal and monetary reform have been met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, there can be no assurance that these or other changes will bring about results investors would regard as favorable.

Other Regions   There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

         Depository Receipts. The equity funds can invest in American, European and Global Depository Receipts (ADRs, EDRs and GDRs). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.

         ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

         EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         Other Investment Techniques and Opportunities. Each fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio.

         Industry Concentrations. Because of its investment objective and policies, the Managed Allocation Fund will concentrate more than 25% of its assets in the mutual fund industry. However, none of the funds in which the Managed Allocation Fund can invest will concentrate more than 25% of its total assets in any one industry.

         Portfolio Turnover

         The transactions a fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund and ultimately by the fund's shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

         None of the funds has a fixed policy on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short term investment against the gains anticipated from such transactions.

         The Managed Allocation Fund's portfolio turnover is expected to be low. The Managed Allocation Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying fund in response to market conditions; and
(iii) maintain or modify the allocation of its assets among the underlying fund within the percentage limits described in the Prospectus.

Management of the TIAA-CREF Mutual Funds

         Trustees and Officers of the TIAA-CREF Mutual Funds

Trustees                                          Age            Principal Occupations During Past 5
--------                                          ---            -----------------------------------
                                                                 Years
                                                                 -----
Robert H. Atwell (1)                              66             President Emeritus, American Council on
American Council on Education                                    Education and consultant for A.T.
Suite 800                                                        Kearney since November 1996.
One Dupont Circle                                                Previously, president, American Council
Washington, D.C.  20036                                          on Education.

Elizabeth E. Bailey                               58             John C. Hower Professor of Public Policy
The Wharton School                                               and Management, The Wharton School of
University of Pennsylvania                                       the University of Pennsylvania, since July
Suite 3100                                                       1991. Formerly, Professor, Carnegie
Steinberg Dietrich Hall                                          Mellon University and Dean, Graduate
Philadelphia, Pennsylvania  19104-6372                           School of Industrial Administration,
                                                                 Carnegie Mellon University.

John H. Biggs(3)                                  61             Chairman and Chief Executive Officer,
TIAA-CREF                                                        CREF and TIAA, since 1993. Formerly,
730 Third Avenue                                                 President and Chief Operating Officer,
New York, NY  10017                                              CREF and TIAA.

Gary P. Brinson (3)                               53             Chief Investment Officer, Swiss Bank
Brinson Partners, Inc.                                           Corporation, since 1996. Member, Group
209 South LaSalle Street                                         Executive Board, Swiss Bank Corporation,
Chicago, Illinois  60604-1295                                    since 1995. President and Managing
                                                                 Partner, Brinson Partners, Inc.

Joyce A. Fecske (1)                               50             Vice President Emerita, DePaul
4800 South Karlov Avenue                                         University since 1994.  Formerly, Vice
Chicago, Illinois  60632                                         President for Human Resources, DePaul
                                                                 University.

Edes P. Gilbert                                   65             Head, The Spence School.
The Spence School
22 East 91st Street
New York, New York  10128

Stuart Tse Kong Ho (3)                            61             Chairman and President, Capital
Capital Investment of Hawaii, Inc.                               Investment of Hawaii, Inc.;  Chairman,
Suite 1700                                                       Gannett Pacific Corporation.
733 Bishop Street
Honolulu, Hawaii  96813

Nancy L. Jacob (2)                                54             President and Managing Partner,
Suite 450, The River Forum                                       Windermere Investment Associates, since
4380 S.W. Macadam Avenue                                         January 1997.  Previously, Chairman and
Portland, Oregon  97201                                          Chief Executive Officer, CTC Consulting,
                                                                 Inc. and Managing director, Capital Trust
                                                                 Company.


                                       19


Trustees                                          Age            Principal Occupations During Past 5
--------                                          ---            -----------------------------------
                                                                 Years
                                                                 -----
Marjorie Fine Knowles                             58             Professor of Law, Georgia State
College of Law                                                   University College of Law.
Georgia State University
University Plaza
Atlanta, Georgia  30303-3092

Martin L. Leibowitz(2)                            61             Vice Chairman and Chief Investment
TIAA-CREF                                                        Officer, CREF and TIAA, since 1995.
730 Third Avenue                                                 President, TIAA-CREF Investment
New York, NY  10017                                              Management, Inc. ("Investment
                                                                 Management"), and President, Teachers
                                                                 Advisors, Inc. ("Advisors").  Executive
                                                                 Vice President, CREF and TIAA from
                                                                 June 1995 to November 1995.  Formerly,
                                                                 managing director-director of research
                                                                 and a member of the executive
                                                                 committee, Salomon Brothers, Inc.


Jay O. Light (2)                                  55             Professor of Business Administration,
Harvard Business School                                          Harvard University Graduate School of
Morgan Hall 489                                                  Business Administration.
Soldiers Field
Boston, Massachusetts  02163

Bevis Longstreth (2)                              63             Partner, Debevoise & Plimpton. Adjunct
Debevoise & Plimpton                                             Professor of Law, Columbia University.
875 Third Avenue
New York, New York  10022

Robert M. Lovell, Jr. (2)                         67             Founding Partner, First Quadrant L.P.
First Quadrant Corp.                                             Formerly, Chairman and Chief Executive
100 Campus Drive                                                 Officer, First Quadrant Corp. (Investment
P.O. Box 939                                                     Management Firm).
Florham Park, New Jersey  07932

Stephen A. Ross (3)                               53             Sterling Professor of Economics and
School of Organization and Management                            Finance, School of Organization and
Yale University                                                  Management, Yale University. Co-
52 Hillhouse Avenue                                              Chairman, Roll & Ross Asset
New Haven, Connecticut  06520                                    Management Corp.

Eugene C. Sit (3)                                 59             Chairman and Chief Executive
Sit Investment Associates, Inc.                                  Officer, Sit Investment Associates, Inc.
4600 Norwest Center                                              Sit/Kim International Investment
90 South Seven Street                                            Associates, Inc.
Minneapolis, Minnesota  55402


                                       20


Trustees                                          Age            Principal Occupations During Past 5
--------                                          ---            -----------------------------------
                                                                 Years
                                                                 -----
Maceo K. Sloan (2)                                47             Chairman, President, and Chief Executive
NCM Capital Management Group, Inc.                               Officer, Sloan Financial Group, Inc., and
Suite 400                                                        NCM Capital Management Group, Inc.
103 West Main Street
Durham, North Carolina  27701-3638

Harry K. Spindler                                 68             Retired since 1993. Formerly, Senior
80 Brightonwood Road                                             Vice Chancellor, Division of
Glenmont, New York  12077                                        Administrative Affairs, State University
                                                                 of New York System.

David K. Storrs (2)                               53             President and Chief Executive Officer,
Alternative Investment Group                                     Alternative Investment Group, L.L.C.,
65 South Gate Lane                                               since August 1996.  Adviser to the
Southport, Connecticut  06490                                    President, The Common Fund, from January 1996
                                                                 to October 1996.  Formerly, President and
                                                                 Chief Executive Officer, The Common
                                                                 Fund, from 1993 to January 1996.
                                                                 Formerly Executive Vice President of The
                                                                 Common Fund.

Robert W. Vishny (2)                              38             Eric J. Gleacher Professor of Finance,
1601 Washington                                                  University of Chicago Graduate School of
Wilmette, Illinois  60091                                        Business, since 1993.  Founding Partner,
                                                                 LSV Asset Management.


Messrs. Biggs, Leibowitz and Longstreth are deemed "interested persons" of TIAA-CREF Mutual Funds within the meaning of the Investment Company Act of 1940.


----------
(1)  Member of Executive Committee
(2)  Member of Finance Committee
(3)  Member of Executive and Finance Committees



                                                          Position with          Principal Occupation(s) During
Officers*                           Age                   Registrant             Past 5 Years
---------                           ---                   ----------             ------------------------------


                                       21



Thomas G. Walsh                     55                    President              Executive Vice President, TIAA and
                                                                                 CREF, and President, Teachers
                                                                                 Personal Investors Services, Inc.
                                                                                 ("TPIS").

Virgil Cumming                      52                    Executive              Executive Vice President, TIAA and
                                                          Vice President         CREF since May 1996.  Previously
                                                                                 Senior Vice President and Director,
                                                                                 Global Active Management, TIAA
                                                                                 and CREF from February 1993 to
                                                                                 May 1996.  Previously, Senior Vice
                                                                                 President and Director, International
                                                                                 Investments, TIAA and CREF.
                                                                                 Executive Vice President, Advisors
                                                                                 and Investment Management.

Richard L. Gibbs                    50                    Executive              Executive Vice President, TIAA and
                                                          Vice President         CREF, since March 1993.
                                                                                 Formerly, Vice President, Finance,
                                                                                 TIAA and CREF.  Executive Vice
                                                                                 President, Advisors, Investment
                                                                                 Management, TPIS and TIAA-CREF
                                                                                 Individual & Institutional Services,
                                                                                 Inc. ("Services").

Lisa Snow                           41                    Secretary              Vice President and Chief Counsel,
                                                                                 Corporate, TIAA and CREF since
                                                                                 March 1997.  Previously, Chief
                                                                                 Counsel, TIAA and CREF.  Chief
                                                                                 Counsel and Assistant Secretary,
                                                                                 Investment Management and
                                                                                 Advisors.  Chief Counsel and
                                                                                 Secretary, TPIS and Services.

Richard J. Adamski                  54                    Vice President         Vice President and Treasurer, TIAA
                                                          and Treasurer          and CREF, Investment Management,
                                                                                 Advisors, TPIS and Services.



----------
* The address for all Officers of the TIAA-CREF Mutual Funds is 730 Third Avenue, New York, New York 10017.


         Trustee and Officer Compensation

         The following table discloses the expected aggregate compensation to be received from the TIAA-CREF family of companies for each non-officer Trustee for the year ended

December 31, 1997. We have estimated future payments. The fund does not compensate its officers. Neither trustees nor officers receive retirement benefits from TIAA-CREF Mutual Funds.



                                                         Total Compensation from
                                                         -----------------------
                      Aggregate Compensation from the    TIAA-CREF complex*
                      -------------------------------    ------------------
Name                  Fund
----                  ----
Atwell                $52                                $36,000
Bailey                $61                                $43,000
Brinson               $50                                $26,000
Fecske                $38                                $28,000
Gilbert               $38                                $29,000
Ho                    $50                                $28,000
Jacob                 $67                                $31,000
Knowles               $46                                $30,500
Light                 $50                                $26,000
Longstreth            $59                                $31,000
Lovell                $59                                $30,000
Ross                  $50                                $29,000
Sit                   $59                                $32,000
Sloan                 $59                                $35,000
Spindler              $38                                $32,000
Storrs                $50                                $32,000
Vishny                $50                                $27,000



*The TIAA-CREF complex consists of three investment companies:
College Retirement Equities Fund, TIAA Separate Account VA-1 and TIAA-CREF Mutual Funds.

Control Persons


         TIAA, as the contributor of the initial capital for each of the funds, owned 100 percent of the shares of each fund as of August 25, 1997.


Investment Advisory and Other Services

         As explained in the Prospectus, investment advisory services and related services for each of the funds are provided by personnel of Teachers Advisors, Inc. (Advisors). Advisors manages the investment and reinvestment of the assets of each fund, subject to the direction and control of the Finance Committee of the Board of Trustees (the Board).

         The custodian for the assets of the TIAA-CREF Mutual Funds is State Street Bank, 225 Franklin Street, Boston, Massachusetts 02209. As described in the Prospectus, State Street Bank also provides other administrative services for the TIAA-CREF Mutual Funds.


         Ernst & Young LLP, 787 7th Avenue, New York, New York 10019, has been selected as independent auditors of the TIAA-CREF Mutual Funds.


         Teachers Insurance and Annuity Association of America (TIAA) holds all of the shares of TIAA Holdings, Inc., which in turn holds all the shares of Advisors and of Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, Inc. ("Services") and TIAA-CREF Investment Management, Inc. ("Investment Management"). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to the College Retirement Equities Fund, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Mutual Funds and Advisors.


About the TIAA-CREF Mutual Funds and the Shares


         As a Delaware business trust, the TIAA-CREF Mutual Funds' operations are governed by its Declaration of Trust dated January 13, 1997, as amended (the Declaration). A copy of the TIAA-CREF Mutual Funds' Certificate of Trust, dated January 15, 1997, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares of beneficial interest in the TIAA-CREF Mutual Funds each shareholder agrees to be bound by the Declaration, as amended from time to time.


         Indemnification of Shareholders

         Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (DBTA) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The TIAA-CREF Mutual Funds' Declaration expressly provides that the TIAA-CREF Mutual Funds has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the TIAA-CREF Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the TIAA-CREF Mutual Funds' shareholders could possibly be subject to personal liability.

         To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the TIAA-CREF Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the TIAA-CREF Mutual Funds or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the TIAA-CREF Mutual Funds or any series of the TIAA-CREF Mutual Funds, and (iii) provides that the TIAA-CREF Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the TIAA-CREF Mutual Funds and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the TIAA-CREF Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of the TIAA-CREF Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Mutual Funds shareholder is remote.

         Indemnification of Trustees

         The Declaration further provides that the TIAA-CREF Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the TIAA-CREF Mutual Funds. The Declaration does not authorize the TIAA-CREF Mutual Funds to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Limitation of Fund Liability

         All persons dealing with an investment fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the TIAA-CREF Mutual Fund. No investment fund is liable for the obligations of any other investment fund. Since the funds use a combined Prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the Prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined Prospectus.

         Shareholder Meetings and Voting Rights

         Under the Declaration, the TIAA-CREF Mutual Funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the TIAA-CREF Mutual Funds will hold shareholders' meetings unless required by law or the Declaration. The TIAA-CREF Mutual Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Mutual Funds.

         Shares of the TIAA-CREF Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the TIAA-CREF Mutual Funds may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable fund).

         Additional Portfolios

         Pursuant to the Declaration, the Trustees may establish additional investment portfolios (technically "series" of shares) in the TIAA-CREF Mutual Funds. The establishment of additional investment funds would not affect the interests of current shareholders in the existing six funds. As of the date of this SAI, the Trustees do not have any plan to establish another fund.


         Dividends and Distributions

         Each share of a fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the TIAA-CREF Mutual Funds as a whole or any individual investment fund, shares of the affected fund are entitled to receive their proportionate share of the assets which are attributable to such shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable.

Pricing of Shares

         The assets of the funds are valued as of the close of each valuation day in the following manner:


         Investments for Which Market Quotations Are Readily Available

         Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

         Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m.) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported.


         Foreign Investments

         Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

         Debt Securities

         Debt securities (including money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less will be obtained from either one or more of the major market makers or derived from a pricing matrix that has various types of money market instruments along one axis and maturities, ranging from overnight to one year, along the other. This information is derived from one or more financial information services. For securities with maturities longer than one year, these values will be derived utilizing an independent pricing service when such prices are believed to reflect the fair value of these securities. We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value.

         Special Valuation Procedures for the Money Market Fund

         For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities.

         The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Funds' investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of 1% from $1.00 per share. In the event such deviation should exceed 1/2 of 1%, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

         Options and Futures

         Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

         For example, when a fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

         A premium paid on the purchase of a put will be deducted from a fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

         Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

         Investments for Which Market Quotations Are Not Readily Available

         Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

Tax Status

         Although the TIAA-CREF Mutual Funds is organized as a Delaware business trust, neither the TIAA-CREF Mutual Funds nor the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each fund so qualifies and distributes all of its income and capital gains, it will also be exempt from applicable New York State taxes and the New York City general corporation tax, except for small minimum taxes.


         Each fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of a fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) until December 31, 1997, less than 30% of a fund's gross income for the taxable year can be attributable to gains (without deductions for losses) from the sale or other disposition of securities held for less than three months; (c) a fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level; and
(d) a fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and
(ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.


         If, in any taxable year, a fund should not qualify as a RIC under the
Code: (1) that fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that fund's distributions to the extent made out of that fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.


         Each fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its net capital gains (as of the twelve months ended October 31), in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January. Dividends in the latter category are treated as paid on December 31.


         A distribution of net capital gains reflects a fund's excess of net long-term gains over its net short-term losses. Each fund must designate income dividends and distributions of net capital gains and must notify shareholders of these designations within sixty days after the close of the fund's taxable year.

         Foreign currency gains and losses are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the fund will be increased; if the result is a loss, the income dividend paid by the fund will be decreased. Adjustments, to reflect these gains and losses will be made throughout each fund's taxable year.

         At the time of purchase, each fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long term capital gain, any loss realized on the sale of such shares during the six month period would be a long term loss to the extent of such distribution.


         Income received by each fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of a fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, the fund may file an election with the Internal Revenue Service to "pass through" to the fund's shareholders the amount of any foreign income taxes paid by the fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

         Each shareholder will be notified within 60 days after the close of each taxable year of a fund, if that fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

         Each fund is required by federal law to withhold 31% of reportable payments (which may include income dividends, capital gains distributions, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this back-up withholding requirement, a shareholder must certify to the fund on the application form or on a separate Internal Revenue Service W-9 Form, that the shareholder's social security number or tax payer identification number is correct and that the shareholder is not currently subject to back-up withholding or is exempt from back-up withholding.

         The foregoing discussion does not address the special tax rules applicable to certain classes of investors. For example, each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on fund distributions treated as ordinary dividends.


         This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. For a discussion of recent changes in the tax law, see the prospectus. Shareholders should consult their tax advisers to determine the tax treatment of an investment by him or her in any fund.


Brokerage Allocation

         Advisors is responsible for decisions to buy and sell securities for the funds as well as for selecting brokers and, where applicable negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for a TIAA investment account that it may be managing, or CREF account that it may also be managing on behalf of TIAA-CREF Investment Management, Inc. ("Investment Management"), another investment adviser also affiliated with TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

         Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

         Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board for the placing of orders with the brokers providing such services.

         Research or services obtained for the TIAA-CREF Mutual Funds may be used by personnel of Advisors in managing other investment company accounts, or the CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Mutual Funds.


Calculation of Performance Data

         We may quote a fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

         Total Return Calculations

         Total returns quoted in advertising reflect all aspects of a fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

                                    P (1 + T)(n) = ERV

          where:      P   = the hypothetical initial payment
                      T   = average annual total return
                      n   = number of years in the period
                  ERV     = ending redeemable value of the
                            hypothetical payment made at the
                            beginning of the one-, five-, or
                            10-year period at the end of the
                            one-, five-, or 10-year period (or
                            fractional portion
                            thereof).

For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

         In addition to average annual returns, we may quote a fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

         Yield Calculations

         All Funds other than the Money Market Fund. Yields are computed by dividing the fund's net investment income for a given 30-day or one month period, by the average number of fund shares, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by the fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses currently from exchange rate fluctuations.

         Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in a fund's financial statements.

         Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should also recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Yield Information for the Money Market Fund   Yield quotations for the Money
Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation (which are included in the calculation of Net Asset Value). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Fund for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Fund's investments, and is calculated by the use of the following formula:

Effective Yield = (Base Period Return+1)(365/7) -1

The Money Market Fund's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.


Performance Comparisons

         Performance information for the funds, may be compared in advertisements, sales literature, and reports to Shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General

Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index,
(8) Value Line Composite Average (geometric), (9) Wilshire Associates indices,
(10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., and (13) the Global Market indicies created by Morgan Stanley, Inc., including the Europe, Asia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

         The performance of each of the funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.

         We may also advertise ratings or rankings the funds receive from various rating services and organizations, including but not limited to any organization listed above.

         Illustrating Compounding

         We may illustrate in advertisements, sales literature and reports to shareholders the effects of compounding of earnings on an investment in a fund. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or a different rate of return, varies depending on when the investment was made.

         Net Asset Value

         Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

         Moving Averages

         We may illustrate a fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.



Legal Matters

         All matters of applicable state law pertaining to the Funds have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland, Asbill & Brennan, L.L.P., Washington, D.C.


Experts

         The financial statements included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.



Additional Considerations


         Prospective investors in TIAA-CREF Mutual Funds who have accumulations in TIAA and CREF retirement annuities (RAs) and supplemental retirement annuities (SRAs), or in the Teachers Personal Annuity (PA) should carefully consider how TIAA-CREF Mutual Funds fit into their investment portfolio. The tax treatment is considerably different from the RA, SRA and PA. For example, RAs and SRAs accept before-tax contributions, and any earnings from them are not taxed until withdrawn or taken as income. RAs, SRAs, and the PA all have restrictions on withdrawals before age 59-1/2, including tax penalties. TIAA-CREF Mutual Funds don't have such restrictions, which means they can be used to invest for a wide variety of goals in addition to retirement. However, annuities offer the option of lifetime income on retirement, which mutual funds do not.


         Investors should also consider the TIAA-CREF Mutual Funds' expense charges as compared to the expenses of other mutual funds. The TIAA-CREF Mutual Funds' expense charges are currently among the lowest in the industry, according to Morningstar Principia, which tracks mutual fund expense charges.


Financial Statements


The audited financial statements of TIAA-CREF Mutual Funds follow.

                         Report of Independent Auditors






Shareholder and Board of Trustees
TIAA-CREF Mutual Funds


We have audited the accompanying statements of assets and liabilities, including the statements of investments, of TIAA-CREF Mutual Funds (comprising, respectively, the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Managed Allocation Fund, the Bond Plus Fund and the Money Market Fund) as of July 17, 1997. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 17, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Mutual Funds as of July 17, 1997, in conformity with generally accepted accounting principles.



                                ERNST & YOUNG LLP




New York, New York
July 31, 1997

                             TIAA-CREF MUTUAL FUNDS
                            Statements of Investments
                                  July 17, 1997


                                                        Par
         Description                                   Value           Value
         -----------                                   -----           -----

                            INTERNATIONAL EQUITY FUND

Mortgage Backed Securities - 100.0%
Federal Home Loan Mortgage Corp.
  5.40%, 07/18/97 (cost $44,000,000)                $44,000,000      $44,000,000
                                                                     ===========


                               GROWTH EQUITY FUND

Mortgage Backed Securities - 100.0%
Federal Home Loan Mortgage Corp.
  5.40%, 07/18/97 (cost $38,000,000)                $38,000,000      $38,000,000
                                                                     ===========


                              GROWTH & INCOME FUND

Mortgage Backed Securities - 100.0%
Federal Home Loan Mortgage Corp.
  5.40%, 07/18/97 (cost $38,000,000)                $38,000,000      $38,000,000
                                                                     ===========


                             MANAGED ALLOCATION FUND

Mortgage Backed Securities - 100.0%
Federal Home Loan Mortgage Corp.
  5.40%, 07/18/97 (cost $50,000,000)                $50,000,000      $50,000,000
                                                                     ===========


                                 BOND PLUS FUND

Mortgage Backed Securities - 100.0%
Federal Home Loan Mortgage Corp.
  5.40%, 07/18/97 (cost $32,000,000)                $32,000,000      $32,000,000
                                                                     ===========


                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                      Statements of Investments (Concluded)
                                  July 17, 1997

                                                         Par
         Description                                    Value           Value
         -----------                                    -----           -----

                                MONEY MARKET FUND

Bankers Acceptance - 4.1%
  Chase Manhattan Bank 5.51%, 08/06/97               $ 2,000,000     $ 1,994,184
                                                                     -----------
Commercial Paper - 56.5%
  Banc One Corp. 5.50%, 09/04/97                       2,400,000       2,382,400
  Ciesco Inc. 5.50%, 08/13/97                          2,134,000       2,125,523
  Commercial Credit Corp. 5.50%, 09/03/97              2,400,000       2,382,767
  Dillard Investment Co. 5.50%, 08/15/97               2,400,000       2,389,733
  Massachusetts Electric Co. 5.50%,                    2,400,000       2,398,534
  07/22/97
  McGraw Hill Inc. 5.51%, 10/21/97                     2,100,000       2,069,466
  Merrill Lynch & Co. Inc. 5.54%, 12/17/97             2,400,000       2,343,861
  Morgan Stanley Group Inc. 5.50%, 08/19/97            2,400,000       2,388,267
  National Rural Utilities Cooperative
   Finance  5.50%, 08/05/97                            1,500,000       1,495,875
  Pacific Gas and Electric Co. 5.50%,                  2,400,000       2,374,333
  09/26/97
  Southern California Gas Co. 5.50%,                   2,400,000       2,362,233
  10/29/97
  UBS Finance Delaware Inc. 5.50%,                     2,400,000       2,388,633
  08/18/97                                                           -----------
                                                                      27,101,625
Yankee Certificate of Deposit - 5.0%                                 -----------
  Westdeutcshe Landesbank Giroz 5.55%,                 2,400,000       2,400,000
  09/02/97                                                           -----------

Mortgage Backed Securities - 34.4%
  Federal Home Loan Mortgage Corp.
      5.40%, 07/18/97                                 16,511,000      16,511,000
                                                                     -----------


TOTAL INVESTMENTS (cost $48,006,809) - 100.0%                        $48,006,809
                                                                     ===========


                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                      Statements of Assets and Liabilities
                                  July 17, 1997

                              International   Growth           Growth &         Managed          Bond            Money
                              Equity          Equity           Income           Allocation       Plus            Market
                              Fund            Fund             Fund             Fund             Fund            Fund
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments                   $44,000,000     $38,000,000      $38,000,000      $50,000,000      $32,000,000     $48,006,809
Cash                                6,600           5,700            5,700            7,500            4,800             153
Interest receivable                                                                                                      370
                              -----------     -----------      -----------      -----------      -----------     -----------

TOTAL ASSETS                   44,006,600      38,005,700       38,005,700       50,007,500                       48,007,332
                              -----------     -----------      -----------      -----------                      -----------
                                                                                                  32,004,800
                                                                                                 -----------
LIABILITIES
Accrued expenses                      592             470              449                               264             383
Income distribution payable                                                                                            6,949
                              -----------     -----------      -----------      -----------      -----------     -----------

TOTAL LIABILITIES                     592             470              449                               264           7,332
                              -----------     -----------      -----------      -----------      -----------     -----------

NET ASSETS                    $44,006,008     $38,005,230      $38,005,251      $50,007,500                      $48,000,000
                              ===========     ===========      ===========      ===========                      ===========
                                                                                                 $32,004,536
                                                                                                 ===========
Net assets consist of:
Paid-in-capital                44,000,000      38,000,000       38,000,000       50,000,000       32,000,000      48,000,000
Undistributed net
  invested income                   6,008           5,230            5,251            7,500            4,536
                              -----------     -----------      -----------      -----------      -----------


NET ASSETS                    $44,006,008     $38,005,230      $38,005,251      $50,007,500      $32,004,536
                              ===========     ===========      ===========      ===========      ===========
                                                                                                                 $48,000,000
                                                                                                                 ===========

Outstanding shares of
 beneficial interest,
 unlimited shares
 authorized
 (.001 par value)               4,400,000       3,800,000        3,800,000        5,000,000        3,200,000      48,000,000
                               ==========      ==========       ==========       ==========       ==========     ===========

Net asset value, offering
  and redemption price
  per share                        $10.00          $10.00           $10.00           $10.00           $10.00          $10.00
                                   ======          ======           ======           ======           ======          ======



                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                          Notes to Financial Statements
                                  July 17, 1997

Note 1.  Organization.

TIAA-CREF Mutual Funds ("the Funds") is a Delaware business trust that was organized on January 13, 1997 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. The Funds consist of six series (each referred to as a "Fund"), each of which commenced operations with an investment by Teachers Insurance and Annuity Association of America ("TIAA") on July 17, 1997. TIAA invested $44,000,000 in the International Equity Fund; $38,000,000 in the Growth Equity Fund; $38,000,000 in the Growth & Income Fund; $50,000,000 in the Managed Allocation Fund; $32,000,000 in the Bond Plus Fund and $48,000,000 in the Money Market Fund. The Funds intend to offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc., which is a wholly-owned, indirect subsidiary of TIAA.

Note 2.  Significant Accounting Policies.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds, which are in conformity with generally accepted accounting principles.

Valuation of Investments: Short-term money market instruments maturing within 60 days are valued by each Fund, except the Money Market Fund, at amortized cost or original cost plus accrued interest, either of which approximates fair value. The Money Market Fund values all of its securities using the amortized cost method. The amortized cost method initially values securities at original cost and assumes a constant amortization to maturity of any discount or premium.

Accounting for Investments: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recognized on the accrual basis, and discounts on securities purchased are amortized using the effective yield method.

Dividends to Shareholders: Dividends from net investment income, if any, for the International Equity and Growth Equity Funds are declared and paid annually; for the Growth & Income and Managed Allocation Funds are declared and paid quarterly; for the Bond Plus Fund are declared and paid monthly; and for the Money Market Fund are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds.

Note 3. Management Agreement


Under the terms of an Investment Management Agreement, each Fund pays Teachers Advisors Inc. ("Advisors"), a wholly-owned, indirect subsidiary of TIAA, a monthly fee for the management and administration of the Funds, based on the average daily net assets of each Fund. Advisors has currently waived its right to receive a portion of its fee from each Fund. As a result, during such waiver period, Advisors will receive the following percentages of each Fund's average daily net assets:


                                                              Management Fee
                                      Management Fee       Waiver   After Waiver
                                      --------------       ------   ------------

International Equity Fund                0.99%             0.50%           0.49%
Growth Equity Fund                       0.95%             0.50%           0.45%
Growth & Income Fund                     0.93%             0.50%           0.43%
Managed Allocation Fund                  0.00%             0.00%           0.00%
Bond Plus Fund                           0.80%             0.50%           0.30%
Money Market Fund                        0.79%             0.50%           0.29%

Advisors will not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the Funds in which the Managed Allocation Fund invests.

PART C
------

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits


(a)   Financial Statements (for each Fund)

      (1)   Statement of Assets and Liabilities as of July 17, 1997.

      (2)   Report of Ernst & Young LLP, Independent Auditors, dated July 31,
            1997


(b)   Exhibits


      (1)   Declaration of Trust, as amended*

      (2)   Bylaws*


      (3)   N/A

      (4)   N/A


      (5) Investment Management Agreement between Registrant and Teachers Advisors, Inc.*

      (6)   (a)   Distribution agreement between Registrant and Teachers
                  Personal Investors Services, Inc.*

            (b) Selling agreement, as amended, between TPIS and TIAA-CREF Individual & Institutional Services, Inc.*


      (7)   N/A


      (8) Custodian Agreement between the Registrant, Teachers Advisors and State Street Bank and Trust*

      (9)   (a)   Administration Agreement between State Street Bank and Trust and Teachers Advisors*

            (b) Transfer Agency Agreement between State Street Bank and Trust and Teachers Advisors*

      (10)  Opinion and Consent of Charles Stamm, Esq.

      (11)  (a) Consent of Sutherland, Asbill & Brennan, L.L.P.

            (b)   Consent of Ernst & Young LLP


      (12)  N/A


      (13)  Seed Money Agreement between TIAA and TIAA-CREF Mutual Funds*


      (14)  N/A

      (15)  N/A

      (16)  N/A


      (17)  Financial Data Schedule


      (18)  N/A

----------

*Previously filed.


Item 25.  Persons Controlled by or Under Common Control With Registrant

              The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA:

Teachers Insurance and Annuity Association
College Retirement Equities Fund

AIC Properties, Inc.                      JV Minnesota One, Inc.
BT Properties, Inc.                       JV Missouri One, Inc.
Chesapeake Investors, Inc.                JV North Carolina One, Inc.
College Credit Trust                      JV Virginia One, Inc.
Country Commons Doylestown Trust          JV Virginia Two, Inc.
Country Commons Joint Venture Trust       JV Virginia Three, Inc.
DAN Properties, Inc.                      JWL Properties, Inc.
Florida Teachers Properties, Inc.         Liberty Place Retail, Inc.
HSD Properties, Inc.                      Macallister Holdings, Inc.
Illinois Teachers Properties, Inc.        Mass. Norwood Properties, Inc.
JV California Two, Inc.                   MAV Properties, Inc.
JV California Three, Inc.                 McCandless Joint Venture, Inc.
JV District of Columbia One, Inc.         Minnesota Teachers Realty Corp.
JV Florida One, Inc.                      MN Properties, Inc.
JV Florida Three, Inc.                    M.O.A. Enterprises, Inc.
JV Florida Four, Inc.                     MRC Properties, Inc.
JV Georgia One, Inc.                      ND Properties, Inc.
JV Indiana Three, Inc.                    New Jersey Teachers Properties, Inc.
JV Maryland One, Inc.                     NMA II Properties, Inc.
JV Michigan One, Inc.                     NMA Properties, Inc.
JV Michigan Two, Inc.                     One Liberty Place Land, Inc.
JV Michigan Three, Inc.                   One Liberty Place Tower, Inc.

Reserve Management, Inc.
Rouse-Teachers Properties, Inc.
Savannah Teachers Properties, Inc.
T-Investment Properties, Inc.
T-Land Corp.
T-Las Colinas Towers Corp.
Teachers Advisors, Inc.
Teachers Boca Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services,
 Inc.
Teachers Properties, Inc.
Teachers REA, Inc.
Teachers Realty Corporation
Tethys Slu, Inc.
TIAA-CREF Individual & Institutional
 Services, Inc.
TIAA-CREF Investment Management, Inc.
TIAA FUND EQUITIES, INC.
TIAA Holdings, Inc.
TIAA Life Insurance Company
TPI Housing, Inc.
Washington Teachers Properties I, Inc.
Washington Teachers Properties II,
Inc.
Windermere Place Joint Venture Trust
Windermere Goshen Trust
WRC Properties, Inc.
730 Properties, Inc.
730 Cal Hotel Properties I, Inc.
730 Cal Hotel Properties II, Inc.
730 Georgia Hotel Properties I, Inc.
730 Mass. Holding I, Inc.
730 Mass. Hotel Properties I, Inc.
730 Minn. Holding I, Inc.
730 Minn. Hotel Properties I, Inc.
730 MO Hotel Properties I, Inc.
730 Penn. Hotel Properties I, Inc.


     (1)  All subsidiaries are Delaware corporations except as follows:

A)   Pennsylvania non-stock, non-profit corporations:
     One Liberty Place Land, Inc.
     One Liberty Place Tower, Inc.
     Liberty Place Retail, Inc.
     McCandless Joint Venture, Inc.
     Teachers Realty Corporation
B)   Minnesota Teachers Realty Corporation is a Minnesota corporation.
C)   All Trusts are Pennsylvania business trusts.

     (2) All subsidiaries are 100%-owned directly by TIAA, except as follows:

A) M.O.A. Enterprises, Inc., Teachers Properties, Inc., 730 Properties, Inc., T-Investment Properties Corp. and T-Land Corp. are 100% owned by Macallister Holdings, Inc.

B) Chesapeake Investors, Inc. is 95%-owned by Teachers Properties, Inc. and 5%-owned by The Rouse Company. Rouse-Teachers Properties, Inc. is 100%-owned by Chesapeake Investors, Inc.

C)   TPI Housing, Inc. is 100%-owned by Teachers Properties, Inc.

D) MaCallister Holdings, Inc., Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA Life Insurance Company are 100%-owned by TIAA Holdings, Inc.

E) 730 Cal Hotel Properties I, Inc., 730 Cal Hotel Properties II, Inc., 730 Georgia Hotel Properties I, Inc., 730 Mass Holding I, Inc., 730 Minn. Holding I, Inc., 730 MO Hotel Properties I, Inc., 730 Penn Hotel Properties I, Inc. and 730 Mass. Hotel Properties I, Inc. and 730 Minn. Hotel Properties I, Inc. are directly and directly owned by 730 Properties, Inc.

     (3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

A) Teachers Advisors, Inc., which provides investment advice for the Registrant.
B) Teachers Personal Investors Services, Inc., which provides broker-dealer services for the Registrant and TIAA Separate Account VA-1.
C) TIAA-CREF Investment Management, Inc., which provides investment advice for College Retirement Equities Fund.
D) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.
E) Reserve Management, Inc., which is intended to be used by TIAA as a vehicle for short-term borrowing.


Item 26.  Number of Holders of Securities

     Title of Class        Number of Record Holders
     --------------        ------------------------


     Shares of Beneficial Interest                1


Item 27.  Indemnification

     As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated January 15, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's

Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

     To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (I) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (I) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser


     Teachers Advisors, Inc. (Advisors) also provides investment management service to TIAA Separate Account VA-1. All officers of Advisors are also officers of TIAA-CREF Investment Management, Inc. (Investment Management) and are employees of TIAA. John Biggs is also a trustee of TIAA, CREF, TIAA-CREF Individual & Institutional Services, Inc. ("Services") and Investment Management, and a director of Teachers Personal Investor Services, Inc. ("TPIS"). He is Chief Executive Officer of TIAA and CREF. Martin L. Leibowitz is a trustee of TIAA, CREF and Investment Management. He is Vice Chairman and Chief Investment Officer of CREF and TIAA. Charles Stamm is a trustee of Investment Management and Services, and a director of TPIS. He is General Counsel of CREF and TIAA. Richard Adamski is also Treasurer of TPIS and Services. Richard Gibbs is also Executive Vice President of TPIS and Services. The principal business address of Investment Management, Services and TPIS is 730 Third Avenue, New York, NY 10017.

Mr. Biggs is also a director of Ralston Purina Company, Checkerboard Square, St. Louis, Missouri 63164; and The Boeing Company, 7755 East Marginal Way South, Seattle, Washington 98108.


Item 29.  Principal Underwriters

     Teachers Personal Investors Services, Inc. ("TPIS") may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

Item 30.  Location of TIAA-CREF Mutual Funds Accounts and Records

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York New York 10017, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 31.  Management Services

     State Street Bank and Trust Company, a Massachusetts trust company ("State Street") will provide certain management-related services to the Registrant pursuant to a Custodian Contract between the Registrant,

     State Street and Teachers Advisors, Inc. ("Advisors"), the investment advisor to the Registrant. Under the Custodian Contract, State Street will, among other things, act as custodian of the assets of the portfolios of the Registrant, keep the Registrant's books of account and compute the net asset value per share of the outstanding shares of each of the Registrant's portfolios. These services will be rendered pursuant to instructions received by State Street from Advisors or the Registrant in the ordinary course of business.

Item 32.  Undertakings

     Registrant undertakes the following:

     (a) Not Applicable;

     (b) To file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this registration statement;

     (c) Not Applicable.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, TIAA-CREF Mutual Funds, has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and state of New York, on the 22nd day of August, 1997.


                                    TIAA-CREF MUTUAL FUNDS

                                    By: /s/ Lisa Snow
                                       --------------------------------
                                    Name:  Lisa Snow
                                    Title: Vice President and Secretary


         Pursuant to the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                   Title                                    Date
---------                   -----                                    ----

/s/ Thomas G. Walsh
-------------------------   President                               8/22/97
Thomas G. Walsh             (Principal Executive Officer)

/s/ Virgil H. Cumming
-------------------------   Executive Vice President                8/22/97
Virgil H. Cumming           (Principal Financial Officer)

/s/ Richard L. Gibbs
-------------------------   Executive Vice President                8/22/97
Richard L. Gibbs            (Principal Accounting Officer)

SIGNATURE OF TRUSTEE         DATE         SIGNATURE OF TRUSTEE            DATE
--------------------         ----         --------------------            ----



/s/ Robert H. Atwell        8/22/97       /s/ Bevis Longstreth           8/22/97
-------------------------                 -------------------------
Robert H. Atwell                          Bevis Longstreth


/s/ Elizabeth E. Bailey     8/22/97       /s/ Robert M. Lovell, Jr.      8/22/97
-------------------------                 -------------------------
Elizabeth E. Bailey                       Robert M. Lovell, Jr.


                                          /s/ Stephen A. Ross            8/22/97
-------------------------                 -------------------------
Gary P. Brinson                           Stephen A. Ross


/s/ Joyce A. Fescke         8/22/97
-------------------------                 -------------------------
Joyce A. Fescke                           Eugene C. Sit


/s/ Edes P. Gilbert         8/22/97       /s/ Maceo K. Sloan             8/22/97
-------------------------                 -------------------------
Edes P. Gilbert                           Maceo K. Sloan


/s/ Stuart Tse Kong Ho      8/22/97       /s/ Harry K. Spindler          8/22/97
-------------------------                 -------------------------
Stuart Tse Kong Ho                        Harry K. Spindler


                                          /s/ David K. Storrs            8/22/97
-------------------------                 -------------------------
Nancy L. Jacob                            David K. Storrs


/s/ Marjorie Fine Knowles   8/22/97       /s/ Robert W. Vishny           8/22/97
-------------------------                 -------------------------
Marjorie Fine Knowles                     Robert W. Vishny


/s/ Jay O. Light            8/22/97
-------------------------
Jay O. Light

Exhibit Index


(1)   Opinion and Consent of Charles H. Stamm, Esq.
(2)   Consent of Sutherland, Asbill & Brennan, L.L.P.
(3)   Consent of Ernst & Young LLP
(4)   Financial Data Schedules